                                 EXHIBIT 10.44

                                PROMISSORY NOTE

                         FOR THE BANK OF AMERICA LOAN

                  AMENDED AND RESTATED REVOLVING CREDIT NOTE
                  ------------------------------------------


$26,725,000.00                                               February 24, 2000

     1.   Loan Terms; Payment Schedule and Maturity Date.  FOR VALUE RECEIVED,
          ----------------------------------------------
the undersigned (herein called "Maker") hereby promises to pay to the order of
                                -----
Bank of America, N.A., formerly known as NationsBank, N.A., a national banking association ("Lender"), without offset, in immediately available funds in lawful
              ------
money of the United States of America, at Bank of America Plaza, 600 Peachtree Street, N.E. in the City of Atlanta, Fulton County, Georgia, the principal sum of TWENTY SIX MILLION SEVEN HUNDRED TWENTY-FIVE THOUSAND AND NO/100 DOLLARS ($26,725,000.00) (or the unpaid balance of all principal advanced against this Note, if that amount is less) together with interest on the unpaid principal balance of this Note from day to day outstanding as hereinafter provided, as follows:

     a.   Maturity Date.  The final maturity of the indebtedness evidenced by
          -------------
this Note shall be February 1, 2001 (the "Maturity Date").
                                          -------------

     b.   Loan Agreement; Conditions to Borrowing. This Note evidences
          ---------------------------------------
indebtedness incurred under, and is subject to the terms and provisions of, that certain Revolving Credit Loan Agreement dated as of November 23, 1999, as amended by Second Consolidated Amendatory Agreement dated of even date herewith (as amended and as the same may be further amended or otherwise modified from time to time, the "Revolving Loan Agreement") among the undersigned, Wells Real
                   ------------------------
Estate Investment, Inc., a Maryland corporation, Leo F. Wells, III and Bank of America, N.A., formerly known as NationsBank, N.A., to which Revolving Loan Agreement reference is hereby made for a statement of the terms and provisions under which this Note may or must be paid prior to its due date or may have its due date accelerated. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Revolving Loan Agreement. Maker shall not be entitled to any Advance under this Note, unless and until Maker shall have satisfied each of the conditions precedent set forth in Section 3.2 of the Revolving Loan Agreement, to the extent applicable.

     c.   Interest Installments.  All interest accruing hereunder from the date
          ---------------------
hereof through the Maturity Date shall be due and payable in arrears commencing on March 1, 2000, and continuing on the first (1st) day of each succeeding calendar month thereafter through and including February 1, 2001.

     d.   Revolving Loan.  Subject to the Revolving Loan Agreement, principal
          --------------
hereof may be borrowed, repaid and reborrowed up to the Maturity Date. It is contemplated that the principal indebtedness evidenced by this Note may be reduced or extinguished from time to time and that additional revolving credit advances or loans to be evidenced by this Note may be made in the future.

     e.   Final Payment of Principal and Interest.  The entire outstanding
          ---------------------------------------
principal balance of this Note together with all accrued and unpaid interest thereon shall be finally due and payable on the Maturity Date.

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

     2.   Security; Loan Documents. The security for this Note includes an Open-
          ------------------------
End Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement dated February 4, 1999, recorded in Book 3325, Page 331, Dauphin County, Pennsylvania records, from Maker to Lender, conveying and encumbering certain property in Dauphin County, Pennsylvania described therein (the "Pennsylvania Property"), as amended by First Consolidated Amendatory Agreement
----------------------
dated November 23, 1999, recorded in Book 3562, Page 643, aforesaid records, as further amended by Second Consolidated Amendatory Agreement dated as of February __, 2000 recorded or to be recorded in the aforesaid records (as so amended and as it may be amended, restated, modified or supplemented from time to time, is herein called the "Pennsylvania Mortgage"), and a Mortgage, Assignment and
                   ---------------------
Security Agreement (as it may have been or may be amended, restated, modified or supplemented from time to time, is herein called the "Illinois Mortgage"; the
                                                      -----------------
Pennsylvania Mortgage and the Illinois Mortgage hereinafter collectively called the "Mortgage") of even date herewith from Maker to Lender, conveying and
     --------
encumbering certain property in DuPage County, Illinois described thereon (the "Illinois Property"; the Pennsylvania Property and the Illinois Property
------------------
hereinafter collectively the "Property") recorded or to be recorded in DuPage
                              --------
County, Illinois. This Note, the Pennsylvania Mortgage, the Illinois Mortgage, the Revolving Loan Agreement and any other documents now or hereafter securing, guaranteeing or executed in connection with the loan evidenced by this Note, are, as the same have been or may be amended, restated, modified or supplemented from time to time, herein sometimes called individually a "Loan Document" and
                                                           -------------
together the "Loan Documents."
              --------------

     All of the agreements, conditions, covenants, warranties, representations, provisions and stipulations made by or imposed upon Maker under the Loan Documents are hereby made a part of this Note to the same extent and with the same force and effect as if they were fully inserted herein, and Maker covenants and agrees to keep and perform the same, or cause them to be kept and performed, strictly in accordance with their terms.

     3.   Interest Rate.
          -------------

     (a)  Stated Rate.  Subject to the further provisions of this Section 3, the
          -----------
unpaid principal balance of this Note from day to day outstanding which is not past due shall bear interest at a rate per annum equal to the lesser of (i) the Maximum Rate (hereinafter defined) or (ii) the Stated Rate (hereinafter defined) computed on the Annual Basis (hereinafter defined). The term "Stated Rate" as
                                                               -----------
used in this Note means either:

          (i)  a variable rate ("Variable Rate") equal to either (a) the Prime
                                 -------------
Rate (hereinafter defined), or (b) at the election of Maker, but subject to the terms and conditions set forth herein, the Variable Eurodollar Basis (hereinafter defined); or

          (ii) at the election of Maker, but subject to the terms and conditions set forth herein, the Fixed Eurodollar Basis (hereinafter defined).

If a Variable Rate applies, then the Stated Rate shall, unless otherwise specified herein and subject to the following clause, change with each change in such Variable Rate as of the date of any such

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

change, without notice, subject always to the limitations set out in this
Section 3; provided, however, that if on any day the Variable Rate shall exceed the maximum permitted by application of the Maximum Rate in effect on that day, the Variable Rate shall be limited to, but shall remain at and vary with, the maximum permitted by application of the Maximum Rate on that day and on each day thereafter until the total amount of interest accrued at the Variable Rate on the unpaid balance of this Note equals the total amount of interest which would have accrued if there were no limitation by the Maximum Rate, or until the earlier payment in full of this Note.

The term "Annual Basis" as used in this Note means computation of interest for
          ------------
the actual number of days elapsed and as if each year were composed of 360 days; however, use of the Annual Basis is subject always to limitation by the Maximum Rate and in no event shall any such computation result in an amount of interest in excess of the Maximum Amount (hereinafter defined). In any event, all interest at the Maximum Rate shall be computed on the Annual Basis of 365 days (366 in a leap year).

The term "Business Day" as used in this Note means any day on which the offices
          ------------
of Lender are open for the conduct of its banking business in Atlanta, Georgia and also on which commercial banks are open for international business (including dealings in United States dollar deposits) in London, England.

The term "Eurodollar Borrowing" as used in this Note means a separate and
          --------------------
distinct portion of the indebtedness evidenced by this Note which bears interest at either a Fixed Eurodollar Basis or the Variable Eurodollar Basis.

The term "Eurodollar Reserve Percentage" as used in this Note means the reserve
          -----------------------------
percentage either (a) applicable during an Interest Period, with respect to a Fixed Eurodollar Borrowing, or (b) applicable from day to day, with respect to a Variable Eurodollar Borrowing, under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or if more than one such percentage is so applicable, the daily average for such percentage for those days during which any such percentage shall be applicable) for determining the maximum reserve requirement (including, without limitation, any basic, marginal, supplemental or emergency reserve requirement) for Lender in respect of liabilities or assets consisting of or including "Eurocurrency Liabilities" as defined in Regulation D of the Board of Governors of the Federal Reserve Board as from time to time in effect, whether or not Lender has any Eurocurrency liabilities subject to such reserve requirement at that time. Eurodollar Borrowings shall be deemed to constitute Eurocurrency liabilities and as such shall be deemed subject to reserve requirements without benefits of credits for proration, exceptions or offsets that may be available from time to time to Lender. Each Fixed Eurodollar Basis and the Variable Eurodollar Basis shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage.

The term "Fixed Eurodollar Basis" as used in this Note means a per annum rate of
          ----------------------
interest (rounded upwards, if necessary, to the nearest whole one-sixteenth of 1%) determined pursuant to the following formula:

                         Fixed Eurodollar Basis =

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

                            [Fixed Eurodollar Rate]
                            -----------------------
                    [100% - Eurodollar Reserve Percentage]

               PLUS two hundred (200) basis points, after adjustment for insurance costs and other appropriate regulatory costs and adjustments.

The term "Fixed Eurodollar Borrowing" as used in this Note means a separate and
          --------------------------
distinct portion of the indebtedness evidenced by this Note which bears interest at a Fixed Eurodollar Basis.

The term "Fixed Eurodollar Rate" as used in this Note means, for any Eurodollar
          ---------------------
Borrowing for any Interest Period therefor, the rate per annum appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in United States dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "Fixed Eurodollar Rate" shall mean, for any Fixed Eurodollar Borrowing for any Interest Period therefor, the rate per annum appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in United States dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on
                      --------  -------
Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates.

The term "Interest Period" as used in this Note means, with respect to any Fixed
          ---------------
Eurodollar Borrowing, a period from the date on which the Fixed Eurodollar Basis shall become effective as to such Fixed Eurodollar Borrowing to sixty (60) days, ninety (90) days or one hundred eighty (180) days thereafter, subject however to the following:

               (i) if any Interest Period would otherwise end on a day which is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day; and

               (ii) any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause
(iii) below, end on the last Business Day of a calendar month; and

               (iii) no Interest Period shall extend beyond the Maturity Date.

The term "Maximum Rate" as used in this Note means the maximum nonusurious rate
          ------------
of interest per annum permitted by whichever of applicable United States federal law or the law of the State of Georgia permits the higher interest rate, including to the extent permitted by applicable law, any amendments thereof hereafter or any new law hereafter coming into effect to the extent a higher Maximum Rate is permitted thereby. The Maximum Rate shall be applied by taking into account all amounts characterized by applicable law as interest on the debt evidenced by this Note, so that

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

the aggregate of all interest does not exceed the maximum nonusurious amount permitted by applicable law (the "Maximum Amount").
                                  --------------

The term "Prime Rate" as used in this Note means, on any day, the rate of
          ----------
interest per annum then most recently established by Lender as its "prime rate." Any such rate is a general reference rate of interest, may not be related to any other rate, and may not be the lowest or best rate actually charged by Lender to any customer or a favored rate and may not correspond with future increases or decreases in interest rates charged by other lenders or market rates in general.

The term "Variable Eurodollar Basis" as used in this Note means a per annum rate
          -------------------------
of interest determined pursuant to the following formula:

     Variable Eurodollar Basis =      [Variable Eurodollar Rate]
                                      --------------------------
                              [100% - Eurodollar Reserve Percentage]

     PLUS two hundred (200) basis points, after adjustment for insurance costs and other appropriate regulatory costs and adjustments.

The term "Variable Eurodollar Borrowing" as used in this Note means a separate
          -----------------------------
and distinct portion of the indebtedness evidenced by this Note which bears interest at the Variable Eurodollar Basis.

The term "Variable Eurodollar Rate" as used in this Note means, as such rate
          ------------------------
changes each day, without notice, the rate per annum appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in United States dollars at approximately 11:00 a.m. (London time) for a thirty-day period, with the applicable Variable Eurodollar Rate for each day being the Variable Eurodollar Rate that appeared, as aforesaid, two Business Days prior to such day. If for any reason such rate is not available, the term "Variable Eurodollar Rate" shall mean, as such rate changes each day, without notice, the rate per annum appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in United States dollars at approximately 11:00 a.m. (London time) for a thirty-day period, with the applicable Variable Eurodollar Rate for each day being the Variable Eurodollar Rate that appeared, as aforesaid, two Business Days prior to such day; provided, however, if more than
                                                --------  -------
one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates.

     (b) Initial Stated Rate; Application of Prime Rate.  The Stated Rate as of
         ----------------------------------------------
the date hereof is the Variable Eurodollar Basis. Maker may elect to change the Variable Rate from the Variable Eurodollar Basis to the Prime Rate, or from the Prime Rate to the Variable Eurodollar Basis, once per calendar month, which election shall be effective on the first (1st) Business Day following receipt by Lender of written notice from Maker setting forth the rate elected. Any portion of the outstanding principal balance hereof which, prior to the Maturity Date, does not bear interest at either the Variable Eurodollar Basis or the Fixed Eurodollar Basis, for any reason, shall bear interest at the Prime Rate.

     (c) Election of Fixed Eurodollar Basis.  On any Business Day on which (i) a
         ----------------------------------
portion of the outstanding principal balance of this Note is then accruing interest at a Variable Rate (or is scheduled to begin accruing interest at a Variable Rate on either of the next two (2) Business Days), (ii) such portion of the outstanding principal balance is equal to or greater than One Million Dollars ($1,000,000.00), and (iii) no Default shall have occurred and remain uncured following the expiration of any applicable grace period, Maker shall have the right to request that Lender advise Maker as to the current Fixed Eurodollar Basis, for one or more specified Interest Periods, with respect to such portion of the outstanding principal balance. The request for such advice must be received by Lender no later than 9:30 a.m., Atlanta, Georgia time, on such Business Day. Lender shall endeavor so to advise Maker of the Fixed Eurodollar Basis no later than 10:00 a.m., Atlanta, Georgia time, on the same day. Lender's determination of the Fixed Eurodollar Basis shall be conclusive. No later than 10:00 a.m., Atlanta, Georgia time, on the same day, Maker shall have the option to elect, subject to the availability to Lender of funds in the specified amount, at the specified Fixed Eurodollar Rate, for the specified Interest Period, which election by Maker shall be irrevocable, that such portion of the outstanding principal balance shall bear interest at the Fixed Eurodollar Basis, based upon the quoted Fixed Eurodollar Rate, for the specified Interest Period for such Fixed Eurodollar Rate. Maker shall communicate notice of its election to exercise the above option by telephone or by telex, but any telephonic notice shall be immediately confirmed in writing given by Maker to Lender. Each Fixed Eurodollar Basis selected by Maker shall become effective, and the Interest Period applicable thereto shall commence, on the second (2nd) Business Day following the date of such selection. No more than four (4) Fixed Eurodollar Borrowings may be outstanding at any given time.

     (d)  Suspension of Eurodollar Borrowings.  If, at any time,
          -----------------------------------

          (i) Lender shall have reasonably determined (which determination shall be conclusive and binding) that by reason of circumstances affecting the London interbank market or other Eurodollar market, as applicable, adequate and reasonable means do not exist for ascertaining the Fixed Eurodollar Basis or the Variable Eurodollar Basis, as the case may be, or

          (ii) Lender shall have reasonably determined (which determination shall be conclusive and binding) that the Fixed Eurodollar Basis or the Variable Eurodollar Basis, as the case may be, will not adequately and fairly reflect the cost to Lender of such Eurodollar Borrowing, then Lender shall forthwith give notice thereof to Maker, whereupon until Lender notifies Maker that the circumstances giving rise to such suspension no longer exist, the obligation of Lender to allow new Fixed Eurodollar Borrowings or Variable Eurodollar Borrowings, as the case may be, shall be suspended.

     (e)  Conversion to Prime Rate.  If, after the date of this Note, the
          ------------------------
adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Lender (or any of its non-United States offices) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for Lender to make, maintain or fund Eurodollar Borrowings, Lender shall forthwith give notice thereof to Maker, whereupon until Lender notifies Maker that the circumstances giving rise to such suspension no longer exist, the obligation of Lender to allow Eurodollar Borrowings shall be suspended. If Lender shall determine that it may not lawfully continue to maintain any outstanding Eurodollar Borrowing to maturity and shall so specify in such notice, such Eurodollar Borrowing shall be immediately converted to a borrowing at the Prime Rate.

     (f)  Additional Compensation to Lender.  If, after the date of this Note,
          ---------------------------------
the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Lender with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

          (i) shall subject Lender to any tax, duty or other direct charge with respect to Eurodollar Borrowings or this Note or shall change the basis of taxation of payments to Lender of the principal of or interest on Eurodollar Borrowings or any other amounts due under this Note in respect of Eurodollar Borrowings or its obligations to allow Eurodollar Borrowings (except for changes in the rate of tax on the overall net income of Lender imposed by the jurisdiction in which Lender's principal executive office is located); or

          (ii) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any Eurodollar Borrowing any such requirement included in an applicable Eurodollar Reserve Percentage) against assets of, deposits with or for the account of, or credit extended by, Lender or shall impose on Lender or the interbank market for Eurodollar deposits any other condition affecting Eurodollar Borrowings, this Note or the obligation of Lender to allow Eurodollar Borrowings;

and the result of any of the foregoing is to increase the cost to Lender of allowing or maintaining Eurodollar Borrowings or to reduce the amount of any sum received or receivable by Lender under this Note with respect thereto, by an amount deemed by Lender, in its good faith judgment, to be material, then, within fifteen (15) days after demand by Lender, Maker shall pay to Lender such additional amount or amounts as will compensate Lender for such increased cost or reduction. Lender will promptly notify Maker of any event of which it has knowledge, occurring after the date hereof, which will entitle Lender to compensation pursuant to this paragraph. A certificate of Lender claiming compensation under this paragraph, setting forth the additional amount or amounts to be paid to it hereunder and explaining in reasonable detail the estimates, data and calculations of such amount, shall be conclusive and binding in the absence of manifest error. In determining such amount, Lender may use any reasonable averaging and attribution methods. In lieu of paying the compensation to Lender described in this paragraph, Maker may elect, promptly upon receiving notice from Lender of the event entitling Lender to such compensation, to have any Eurodollar Borrowing converted to a borrowing at the Prime Rate, subject to Maker's paying to Lender a Make-Whole Amount (hereinafter defined) as a result of such conversion.

          (g)  Past Due Rate.  From and after maturity (whether by acceleration
               -------------
or otherwise), any principal of, and to the extent permitted by applicable law, any interest on this Note,

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

and any other sum payable hereunder, shall bear interest, payable on demand, at a rate per annum (the "Past Due Rate") equal to the lesser of (i) the Stated
                       -------------
Rate plus four percent (4%) or (ii) the Maximum Rate.

          (h)  Late Charge.  If any principal or interest is not paid when due,
               -----------
Maker shall pay, on demand, a late charge of four cents ($.04) for each dollar of each installment which becomes past due for a period exceeding ten (10) days to help defray the added expense incurred in handling said delinquent installment, provided that in no event shall interest be due or payable in excess of the Maximum Rate.

     4.   Prepayment.  Maker may prepay the principal balance of this Note, in
          ----------
full at any time or in part from time to time, provided that (i) Lender shall have actually received from Maker at least five (5) business days' prior written notice of Maker's intent to prepay, of the amount of principal which will be prepaid (the "Prepaid Principal") and of the date on which the prepayment will
              -----------------
be made; (ii) each prepayment shall be in the amount of $1,000.00 or a larger integral multiple of $1,000.00 (unless the prepayment retires the outstanding balance of this Note in full); and (iii) each prepayment shall be in the amount of 100% of the Prepaid Principal, plus accrued unpaid interest thereon to the date of prepayment, plus any other sums which have become due to Lender under the Loan Documents on or before the date of prepayment but have not been paid, and, if the Prepaid Principal bears interest at a Fixed Eurodollar Basis, plus the Make-Whole Amount (hereinafter defined). The "Make-Whole Amount" shall
                                                   -----------------
equal the aggregate of any loss, cost, liability or expense incurred by Lender as a result of a prepayment or conversion of any Fixed Eurodollar Borrowing or portion thereof, including, without limitation, any loss in obtaining, liquidating or employing funds from third parties, and any loss of yield, as determined by Lender, on a present value basis, in its judgment reasonably exercised; but the Make-Whole Amount shall in no event be less than zero and nothing herein shall be construed or operate to require Maker to pay a Make-Whole Amount except in connection with Maker's exercise of the right to prepay Fixed Eurodollar Borrowings granted above or the conversion of a Fixed Eurodollar Borrowing to a borrowing at the Prime Rate, as described in Section 3, above, or to pay any amount greater than is permitted by applicable law. If a Make-Whole Amount will be due, Lender shall notify Maker of the amount and basis of determination of the Make-Whole Amount. If this Note is prepaid in full, any commitment of Lender for further advances shall automatically terminate.

     5.   Certain Provisions Regarding Payments.  All payments made as scheduled
          -------------------------------------
on this Note shall be applied, to the extent thereof, to accrued but unpaid interest, unpaid principal, and any other sums due and unpaid to Lender under the Loan Documents, in such manner and order as Lender may elect in its discretion. All prepayments on this Note shall be applied, to the extent thereof, to accrued but unpaid interest on the amount prepaid, to the remaining principal installments, and any other sums due and unpaid to Lender under the Loan Documents, in such manner and order as Lender may elect in its discretion, including but not limited to application to principal installments in inverse order of maturity. Except to the extent that specific provisions are set forth in this Note or another Loan Document with respect to application of payments, all payments received by the holder hereof shall be applied, to the extent thereof, to the indebtedness secured by the Mortgage in such manner and order as Lender may elect in its discretion, any instructions from Maker or anyone else to the contrary notwithstanding. Remittances in payment of any part of the indebtedness other

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

than in the required amount in immediately available U.S. funds shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by the holder hereof in immediately available U.S. funds and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by the holder hereof of any payment in an amount less than the amount then due on any indebtedness shall be deemed an acceptance on account only and shall not in any way excuse the existence of a Default (hereinafter defined). Payments received after 2:00 o'clock p.m. Atlanta, Georgia time shall be deemed to be received on, and shall be posted as of, the following business day. Whenever any payment under this Note or any other Loan Document falls on a day on which the offices of Lender are not open for the conduct of business in Atlanta, Georgia, such payment may be made on the next succeeding day on which the offices of Lender are open for such business, and the extension of time in such case shall be included in the computation of interest.

     6.  Defaults.  It shall be a default ("Default") under this Note and each
         --------                           -------
of the other Loan Documents if (a) any principal, interest or other amount of money due under this Note is not paid in full when due, regardless of how such amount may have become due; or (b) there shall occur any default or event of default under the Mortgage or any other Loan Document. Upon the occurrence of a Default, subject to the terms of Section 4.2 of the Mortgage, the holder hereof shall have the rights to declare the unpaid principal balance and accrued but unpaid interest on this Note at once due and payable (and upon such declaration, the same shall be at once due and payable), to foreclose any liens and security interests securing payment hereof and to exercise any of its other rights, powers and remedies under this Note, under any other Loan Document, or at law or in equity.

     7.  Rights Cumulative.  All of the rights, remedies, powers and privileges
         -----------------
(together, "Rights") of the holder hereof provided for in this Note and in any
            ------
other Loan Document are cumulative of each other and of any and all other Rights at law or in equity. The resort to any Right shall not prevent the concurrent or subsequent employment of any other appropriate Right. No single or partial exercise of any Right shall exhaust it, or preclude any other or further exercise thereof, and every Right may be exercised at any time and from time to time. No failure by the holder hereof to exercise, nor delay in exercising any Right, including but not limited to the right to accelerate the maturity of this Note, shall be construed as a waiver of any Default or as a waiver of any Right. Without limiting the generality of the foregoing provisions, the acceptance by the holder hereof from time to time of any payment under this Note which is past due or which is less than the payment in full of all amounts due and payable at the time of such payment, shall not (i) constitute a waiver of or impair or extinguish the right of the holder hereof to accelerate the maturity of this Note or to exercise any other Right at the time or at any subsequent time, or nullify any prior exercise of any such Right, or (ii) constitute a waiver of the requirement of punctual payment and performance or a novation in any respect.

     8.  Costs of Collection.  If any holder of this Note retains an attorney in
         -------------------
connection with any Default or at maturity or to collect, enforce or defend this Note or any other Loan Document in any lawsuit or in any probate, reorganization, bankruptcy or other proceeding, or if Maker sues any holder in connection with this Note or any other Loan Document and does not prevail, then Maker agrees to pay to each such holder, in addition to principal, interest and any other sums owing to Lender under the Loan Documents, all reasonable costs and expenses incurred by such holder in trying to collect this Note or in any such suit or proceeding, including reasonable attorneys' fees.

     9.   Controlling Agreement.  All parties to the Loan Documents intend to
          ---------------------
comply with applicable usury law. All existing and future agreements regarding the debt evidenced by this Note are hereby limited and controlled by the provisions of this Section. In no event (including but not limited to prepayment, default, demand for payment, or acceleration of maturity) shall the interest taken, reserved, contracted for, charged or received under this Note or under any of the other Loan Documents or otherwise, exceed the Maximum Amount. If, from any possible construction of any document, interest would otherwise be payable in excess of the Maximum Amount, then, ipso facto, such document shall
                                               ---- -----
be reformed and the interest payable reduced to the Maximum Amount, without necessity of execution of any amendment or new document. If the holder hereof ever receives interest in an amount which apart from this provision would exceed the Maximum Amount, the excess shall, without penalty, be applied to the unpaid principal of this Note in inverse order of maturity of installments and not to the payment of interest, or be refunded to the payor, at the election of the holder hereof in its sole discretion or as required by applicable law. The holder hereof does not intend to charge or receive unearned interest on acceleration. All interest paid or agreed to be paid to the holder hereof shall be spread throughout the full term (including any renewal or extension) of the debt so that the amount of interest does not exceed the Maximum Amount.

     10.   General Provisions.  Time is of the essence with respect to Maker's
           ------------------
obligations under this Note. Maker and all sureties, endorsers, guarantors and any other party now or hereafter liable for the payment of this Note in whole or in part, hereby severally (i) waive demand, presentment for payment, notice of dishonor and of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices (except any notices which are specifically required by this Note or any other Loan Document), filing of suit and diligence in collecting this Note or enforcing any of the security herefor; (ii) agree to any substitution, subordination, exchange or release of any such security or the release of any party primarily or secondarily liable hereon; (iii) agree that the holder hereof shall not be required first to institute suit or exhaust its remedies hereon against Maker or others liable or to become liable hereon or to perfect or enforce its rights against them or any security herefor; (iv) consent to any extensions or postponements of time of payment of this Note for any period or periods of time and to any partial payments, before or after maturity, and to any other indulgences with respect hereto, without notice thereof to any of them; and (v) submit (and waive all rights to object) to non-exclusive personal jurisdiction in the State of Georgia, and venue in the county in which payment is to be made as specified in
Section 1 of this Note, for the enforcement of any and all obligations under the Loan Documents.

Maker and all other parties to this Note severally waive any and all homestead and exemption rights which any of them or the family of any of them may have under or by virtue of the Constitution or laws of the United States of America or of any state as against this Note, any renewal hereof, or any indebtedness evidenced hereby. Maker and all other parties to this Note jointly and severally transfer, convey and assign to Lender or any other holder a sufficient amount of property or money set apart as exempt to pay the indebtedness evidenced hereby, or any renewal hereof and do hereby, jointly and severally, appoint Lender and any other holder the attorney-in-fact for each of them to claim any and all homestead exemptions allowed by law.

A determination that any provision of this Note is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Note to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances. This Note may not be amended except in a writing specifically intended for the purpose and executed by the party against whom enforcement of the amendment is sought. The holder of this Note may, from time to time, sell or offer to sell the loan evidenced by this Note, or interests therein, to one or more assignees or participants and is hereby authorized to disseminate any information it now has or hereafter obtains pertaining to the loan evidenced by this Note, including, without limitation, any security for this Note and credit or other information on Maker, any of its principals and any guarantor of this Note, to any assignee or participant or prospective assignee or prospective participant, holder's affiliates, including Banc of America Securities LLC, any regulatory body having jurisdiction over the holder of this Note and to any other parties as necessary or appropriate in the holder of this Note's reasonable judgment. Maker shall execute, acknowledge and deliver any and all instruments reasonably requested by the holder of this Note in connection therewith and to the extent, if any, specified in any such assignment or participation, such companies, assignees or participants shall have the rights and benefits with respect to this Note and the other Loan Documents as such persons would have if such persons were Lender hereunder. Maker warrants and represents to Lender and all other holders of this Note that the loan evidenced by this Note is and will be for business or commercial purposes and not primarily for personal, family, or household use. The terms, provisions, covenants and conditions hereof shall be binding upon Maker and the representatives, successors and assigns of Maker. Captions and headings in this Note are for convenience only and shall be disregarded in construing it. THIS NOTE, AND ITS VALIDITY, ENFORCEMENT AND
                               --------------------------------------------
INTERPRETATION, SHALL BE GOVERNED BY GEORGIA LAW (WITHOUT REGARD TO ANY CONFLICT
--------------------------------------------------------------------------------
OF LAWS PRINCIPLES) AND APPLICABLE UNITED STATES FEDERAL LAW.
------------------------------------------------------------

     THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE
     --------------------------------------------------------------------
PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR
----------------------------------------------------------------------------
SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
------------------------------------------

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
     ----------------------------------------------------------

     This Note is an amendment and restatement of that certain Revolving Credit Note dated as of November 23, 1999 in the principal face amount of $9,825,000.00 executed by Maker in favor of Holder [(the "Original Revolving Note") and is
                                            -----------------------
intended to supersede and replace the Original Revolving Note].

     IN WITNESS WHEREOF, Maker has duly executed and sealed this Note as of the date first above written.

                              MAKER:

                              WELLS OPERATING PARTNERSHIP, L.P.,
                              a Delaware limited partnership,

                              By: Wells Real Estate Investment Trust, Inc.,
                                  a Maryland corporation,
                                  General Partner


                                  By: /s/ Leo F. Wells, II
                                      ---------------------------

                                  Name: Leo F. Wells, II
                                        -------------------------

                                  Title: President
                                         ------------------------

Maker's Federal Tax                      [CORPORATE SEAL]
Identification Number:  58-2368838

Schedule Attached to Amended and Restated Revolving Credit Note dated as of February __, 2000 of WELLS OPERATING PARTNERSHIP, L.P. payable to the order of Bank of America, N.A., formerly known as NationsBank, N.A.

Date and Amount of   Date and Amount of   Unpaid Principal
      Loan            Repayment              Balance          Notation Made By:


       -                 -

       -                 -

       -                 -

       -                 -

       -                 -

       -                 -

       -                 -

       -                 -

       -                 -

       -                 -

       -                 -

       -                 -

       -                 -

       -                 -

       -                 -

       -                 -

       -                 -